Exhibit 99.1

Citi Cracker Fracker Tour Houston, Texas February 23, 2017

© Copyright 2017 Buckeye Partners, L.P. 2 This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, expressed or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership”, “Buckeye” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. LEGAL NOTICE / FORWARD-LOOKING STATEMENTS

Includes Cape Town, South Africa, which is expected to be placed into service Q2 2017. See Non-GAAP Reconciliations at end of presentation. As of February 17, 2017. ORGANIZATIONAL OVERVIEW Domestic Pipelines & Terminals One of the largest independent liquid petroleum products pipeline and terminal operators with assets located primarily in the Northeast, Midwest and Southeast United States Global Marine Terminals One of the largest networks of marine terminals located primarily in the East and Gulf Coast regions of the United States, the Caribbean, and, through its 50% equity interest in VTTI B.V., 15(1) additional locations globally Merchant Services Markets liquid petroleum products in areas served by Domestic Pipelines & Terminals and Global Marine Terminals Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions, which generate stable and consistent cash flows 2016 Adjusted EBITDA(2) - $1.03 billion Market and Financial Highlights © Copyright 2017 Buckeye Partners, L.P. 3 Buckeye Perth Amboy Dock Market Data (3) Unit Price $70.03 Market Capitalization $9.8 billion Yield 7.1% Financial Data (2) Adjusted EBITDA $1.03 billion Distribution per Unit (Annualized) $4.95 Distribution Coverage Ratio 1.09x Debt to Adjusted EBITDA Ratio 4.10x

SYSTEM MAP 4 © Copyright 2017 Buckeye Partners, L.P. Chicago Complex NY Harbor Caribbean Gulf Coast Geographically Diversified Four key Buckeye Hubs plus 50% interest in VTTI B.V.’s global footprint

TRANSFORMATION SINCE 2010 5 Global Marine Terminals Segment Provides Significant Diversification in Adjusted EBITDA(1) Invested over $8 Billion in Acquisitions and Internal Growth See Non-GAAP Reconciliations at end of presentation. Includes VTTI acquisition of $1.15 billion funded January 4, 2017. Significant Geographic Diversification From Acquisitions Acquired over 75 domestic and international terminals with over 130 million bbls of storage capacity Created four hubs through acquisitions and commercial efforts Recently acquired 50% equity interest in VTTI B.V. with assets located in key global energy hubs © Copyright 2017 Buckeye Partners, L.P. (2) Acquired Assets Legacy Assets $0.1 $0.3 $0.3 $0.3 $0.4 $0.5 $0.4 $1.1 $1.9 $0.3 $0.9 $0.9 $1.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2010 2011 2012 2013 2014 2015 2016 In billions Internal Growth Acquisitions

0% 3% Refined(1) Crude Oil/Condensate Other(2) Diversified portfolio generates stable, fee-based cash flows; 95% of our 2016 Adjusted EBITDA was fee-based DIVERSIFICATION DRIVES STABILITY 6 2010 2016 (1) Refined products primarily include gasoline, jet fuel, diesel and heating oil. Other products primarily include fuel oil, butane, propylene, diluent and asphalt Includes domestic and international pipelines and terminals businesses. PRODUCT DIVERSIFICATION GROWTH OF TERMINALS REVENUE 2010 2016(3) 2016(3) AS % OF TOTAL P&T/GMT(3) AS % OF DOMESTIC P&T © Copyright 2017 Buckeye Partners, L.P. 97% 3% 35% 65% Pipelines Terminals 70% 30% 62% 25% 13% 54% 46%

VTTI B.V. ACQUISITION OVERVIEW



Transaction Overview

- Buckeye has acquired 50% of the equity interest in VTTI B.V. ("VTTI") from Vitol for $1.15 billion
- VTTI, based in the Netherlands, is an independent provider of storage and terminalling services for refined products, LPG and crude oil
- Focused on international terminal investments in key global energy hubs and in locations where product flows are increasing
- 100% of VTTI revenue is fee-based with no direct commodity price exposure
- Not dependent on absolute oil price levels or drilling economics to support growth

Simplified Transaction Structure



BUCKEYE PARTNERS, L.P.
Vitol
50%
50%
VTTI B.V.
100%
2% GP
100% IDRs
46% LP
52% LP
49%
Public
(LP Interests)
vtti energy partners
51%
9 Terminals[1]
20.4MMBbls
"TopCo"
VTTI B.V. economic interest: 100%
VTTI MLP B.V.
(VTTI Operating)
6 Terminals
37.6MMBbls
"OpCo"
VTTI B.V. economic interest: 73.5%

VTTI Highlights

- Robust growth trajectory with development projects underway including recent acquisitions in Panama and Croatia as well as expansions in Rotterdam and Antwerp
- Sufficient access to capital markets and liquidity to self-fund growth
  - No incremental funding from Buckeye expected
- No tax impact anticipated on repatriation of cash flows to Buckeye
- Coastal assets with deepwater draft at international hub locations
- Easy and proximate access to demand markets and supply centers
- High level of customer service, with a focus on providing tailor-made solutions
- Strong environmental and safety track record with safety-oriented operational philosophy and culture

BUCKEYE PARTNERS, L.P.

(1) Includes Cape Town, South Africa (0.8MMBbls), which is expected to be placed into service Q2 2017.

© Copyright 2017 Buckeye Partners, L.P.

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© Copyright 2017 Buckeye Partners, L.P. 8 20 MMBbls < 5 MMBbls VTTI ASSET FOOTPRINT VTTI Locations Amsterdam, Netherlands Rotterdam, Netherlands Antwerp, Belgium Fujairah, UAE Johor, Malaysia Buenos Aires, Argentina Cape Canaveral, Florida Ventspils, Latvia Kaliningrad, Russia Lagos, Nigeria Cape Town, South Africa Vasiliko, Cyprus VTTI provides Buckeye diversification into the eastern and southern hemispheres and creates a comprehensive international marine terminal platform with terminals in key global hubs Terminal Location & Capacity Summary Mombasa, Kenya Ploce, Croatia (1) Acquisition of Ploce, Croatia terminal by VTTI B.V. closed January 25, 2017. Acquisition of Panama City, Panama terminal by VTTI B.V. announced January 25, 2017. Panama City, Panama (2) Region / Location Ownership Interest Gross Capacity (MMBbls) OpCo (VTTI MLP B.V.) Europe / Amsterdam 100% 8.7 Europe / Rotterdam 90% 7.0 Europe / Antwerp 100% 6.1 Middle East / Fujairah 90% 7.4 Asia / Malaysia 100% 5.6 North America / Florida 100% 2.9 OpCo 37.6 TopCo (VTTI) Europe / Latvia 49% 7.5 Europe / Cyprus 100% 3.4 Europe / Russia 100% 0.3 Europe / Croatia 70% 0.3 South America / Argentina 100% 1.4 Central America / Panama 75% 1.4 Africa / Kenya 100% 0.7 Africa / Nigeria 50% 0.1 Asia / Malaysia expansion 100% 1.7 Middle East / Fujairah expansion 90% 2.7 TopCo 19.6 Capital Projects Africa / South Africa (in service 2017) 70% 0.7 Europe / Croatia expansion 70% 2.3 Europe / Rotterdam expansion 90% 1.1 Europe / Antwerp expansion 100% 0.2 Africa / Nigeria expansion 50% 0.1 Capital Projects 4.3 Total VTTI 61.6

STRATEGIC RATIONALE



International Marine Terminal Platform

- Immediate world-wide presence with sizeable assets in key global hubs (ARA[(1)], Singapore, Middle East)
- High quality assets consisting of retrofitted terminals and newly constructed facilities, all designed with a focus on customer optionality
- Hard to replicate global network with multimodal access (marine, road, pipeline, rail)
- Talented existing management, commercial, operational and regulatory personnel in place at VTTI offer an effective entry into the international terminalling space

High Growth Business

- Track-record of successful greenfield development and acquisitions across the globe, having developed in excess of 34MMBbls[(2)] of new storage capacity and integrated over 17MMBbls of storage capacity through acquisitions across five continents since 2006
- A deeper pool of M&A and greenfield development opportunities exists internationally, as emerging economies drive growing international refined products demand
- Currently evaluating new projects at attractive multiples

Vitol Partnership

- Vitol drives substantial business through VTTI and, as 50% partner, will continue supporting development of new opportunities and commercial use of the existing asset base[(3)]
- A partnership with Vitol, the largest international trader of petroleum products, provides unique insight and visibility towards current and future product flows and growth opportunities

Financially Attractive Investment

- Immediate accretion to distributable cash flow growing over time
- Anticipated long-term acquisition multiple below 10x[(4)]
- Diversified, stable cash flows underpinned by global refined products flows
- Average utilization of ~97% over past 4 years
- No direct commodity price exposure

BUCKEYE PARTNERS, L.P.

(1) Amsterdam, Rotterdam, and Antwerp.
(2) Includes 0.8MMBbls currently under development in Cape Town, South Africa expected to be placed into service Q2 2017.
(3) Vitol accounts for ~70% of total current VTTI revenue.
(4) Reflects expected EBITDA multiple in 2020

© Copyright 2017 Buckeye Partners, L.P.

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RECENT DEVELOPMENTS AND QUARTERLY HIGHLIGHTS 10 Domestic Pipelines & Terminals Strong pipeline and terminal throughput revenues as well as continued demand for storage assets Benefitted from early termination payment in Q3 2016 related to crude rail contract 33 Global Marine Terminals Improved utilization and favorable rates; boasting 99% utilization of available storage capacity Benefitted from incremental 2.5 million barrels of storage capacity brought back into service from capital investments in 2016 Merchant Services Record full year adjusted EBITDA and contributions to Buckeye Continued benefit from disciplined business strategy to improve supply management and optimize assets Demonstrated continued success of diversification strategy and quality of Buckeye commercial, technical and operating teams Buckeye Adjusted EBITDA surpassed $1.0 billion for first time Strong 2016 distribution coverage of 1.09x(1) Quarterly Adjusted EBITDA Growth(1) See Non-GAAP Reconciliations at end of presentation. Distribution Coverage Improvement(1) © Copyright 2017 Buckeye Partners, L.P. 1.04x 0.99x 0.96x 1.02x 1.09x 2012 2013 2014 2015 2016 $223.5 $212.9 $206.5 $204.2 $244.5 $244.6 $256.6 $271.6 $255.1 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

Annual growth capital spend of approximately $280-330 million Available liquidity on revolver(1) $1.5 billion Debt to adjusted EBITDA ratio(2) 4.10x Debt maturities over next 5 years LOOKING FORWARD 11 Strong balance sheet with sufficient liquidity to fund capital needs without accessing capital markets Buckeye has limited commodity exposure Exposure to commodity prices, primarily related to settlement and butane blending, represents less than five percent of Adjusted EBITDA Domestic system is primarily demand-pull, limiting impact of supply disruptions Consistent and predictable fee-based cash flows across consolidated asset platform Strong demand for storage assets across our system High utilization of available capacity in GMT segment Strong demand for product storage across domestic assets Limited counterparty non-performance risk Stable utilization by generally credit-worthy counterparties Lien rights on storage inventory Credit enhancements, such as letters of credit, collateral, lien rights, and/or prepayments, utilized as necessary For December 31, 2016. See Non-GAAP Reconciliations at end of presentation. The revolving credit facility, which matures in 2021, had no outstanding balance as of December 31, 2016. Expect to maintain quarterly distribution growth of $0.0125 per quarter through 2017 Market-based tariffs represent significant portion of pipeline revenue © Copyright 2017 Buckeye Partners, L.P. (3) $125M $700M $525M $650M - 100 200 300 400 500 600 700 800 2017 2018 2019 2020 2021 $ iIn Millions 46% 44% 10% MARKET-BASED FERC INDEX OTHER

GROWTH CAPITAL PROJECTS



DOMESTIC PIPELINES & TERMINALS

- Projects to address the continuing trend in west to east market shift, providing Western and Central Pennsylvania with greater access to Midwest products
  - Michigan/Ohio Expansion – Phases One & Two
- Line 714 Reversal project completed Q4 2016, giving Philadelphia refiners greater access to New York Harbor and Upstate New York markets
- Cross Town Pipeline project completed Q4 2016, increasing products flexibility and connectivity in and around Chicago
- Reconfiguring the Albany, NY terminal to support a refined products rail and truck rack business
- Expansion of Jacksonville, FL terminal to increase throughput capacity and provide ethanol by rail capabilities
- Expanding and creating an integrated Pittsburgh Complex between our Pittsburgh, Coraopolis and recently acquired Indianola terminal
- Further expand storage, throughput capacity and service capabilities in the Chicago Complex to support growing needs of major Midwestern refinery customers

GLOBAL MARINE TERMINALS

Corpus Christi

- Projects under assessment to optimize splitter performance
- Initiatives include asset optimization and enhanced connectivity to various long-haul pipelines and nearby refineries as well as to the Permian Basin and the Eagle Ford

New York Harbor

- Further enhance competitive position by improving the facilities' interconnectivity, marine handling, blending and pipeline takeaway capabilities along with incremental storage capacity
- Multiple storage, distribution, processing and export projects under evaluation to support long-term growth

Caribbean

- Butane blending services and onshore storage at Buckeye Bahamas Hub
- Projects to further capability to handle specialty crude products

VTTI

- VTTI is progressing with assessments of various acquisition and expansion options in the Americas, Europe, and Asia

Over $2 billion pipeline of potential future projects under assessment, including growth capital and acquisitions
Anticipated to generate long-term value for our unitholders

BUCKEYE PARTNERS, L.P.
© Copyright 2017 Buckeye Partners, L.P.
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WEST TO EAST MARKET SHIFT 13 Buckeye expects to benefit from offering advantaged Midwestern refiners further transportation options to eastern markets Michigan/Ohio Expansion – Phase One Facilitate transportation of refined petroleum products from Midwestern refining centers eastward as far as western Pennsylvania Mechanical completion accomplished in Q3 2016; ramping up service and expect the full earnings contribution to be reached early in 2017 Secured 10-yr shipper commitments from major oil companies totaling 50,500 barrels per day Construction included a new 5-mile pipeline, tank restorations, infrastructure improvements, and pump upgrades Pipeline construction for Michigan/Ohio Expansion Michigan/Ohio Expansion – Phase Two Further expand Buckeye’s capabilities to move refined product barrels from Midwestern refineries to Pittsburgh and Central Pennsylvania destinations to satisfy shipper demand Includes partial reversal of Buckeye’s Laurel Pipeline to move product from Pittsburgh into Central Pennsylvania Delivery capacity of petroleum products to Pittsburgh area destination and to the Altoona area will increase by a total of approximately 40,000 barrels per day Provides energy security, energy independence, and supply reliability benefits to Pennsylvania consumers Recently announced a successful open season with 10-year shipper commitments Expected completion by the end of 2018 © Copyright 2017 Buckeye Partners, L.P.

INVESTMENT SUMMARY 14 Buckeye Texas Partners condensate splitters Buckeye Bayonne Terminal Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite volatile and depressed commodity price environment Predominantly fee-based cash flows from our transportation, terminal throughput, storage and processing activities Significant geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects Recent acquisition of 50% equity interest in VTTI establishes immediate worldwide presence in one of the largest independent global marine terminal businesses with attractive growth profile Lower cost of capital realized from elimination of GP IDRs Important differentiation from many MLP peers Strong balance sheet supporting investment grade credit rating Exposure to counterparty non-performance is limited Empowered, commercially focused and team-oriented employees accountable and incentivized to deliver results Uninterrupted distributions to our unitholders each quarter for the past 30 years Expect to maintain consistent quarterly distribution growth © Copyright 2017 Buckeye Partners, L.P.

FINANCIAL OVERVIEW

Cash Distributions per Unit – Declared(2) FINANCIAL PERFORMANCE 16 Adjusted EBITDA (in millions)(1)(2) Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2012 Adjusted EBITDA amount includes the Natural Gas Storage business, which was previously reported as part of our continuing operations. See Non-GAAP Reconciliations at end of presentation. Distributable cash flow divided by cash distributions declared for the respective periods. Debt to Adjusted EBITDA Ratio(2) © Copyright 2017 Buckeye Partners, L.P.

NON-GAAP RECONCILIATIONS

Adjusted EBITDA and distributable cash flow are measures not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, further adjusted to exclude certain non-cash items, such as non-cash compensation expense; transaction and transitions costs associated with acquisitions; and certain other operating expense or income items, reflected in net income, that we do not believe are indicative of our core operating performance results and business outlook. We define distributable cash flow as Adjusted EBITDA less cash interest expense, cash income tax expense, and maintenance capital expenditures. Adjusted EBITDA and distributable cash flow are non-GAAP financial measures that are used by our senior management, including our Chief Executive Officer, to assess the operating performance of our business and optimize resource allocation. We use Adjusted EBITDA as a primary measure to: (i) evaluate our consolidated operating performance and the operating performance of our business segments; (ii) allocate resources and capital to business segments; (iii) evaluate the viability of proposed projects; and (iv) determine overall rates of return on alternative investment opportunities. We use distributable cash flow as a performance metric to compare cash-generating performance of Buckeye from period to period and to compare the cash-generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unitholders. Distributable cash flow is not intended to be a liquidity measure. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. This presentation references forward-looking estimates of Adjusted EBITDA investment multiples projected, to be generated by the investment in VTTI. A reconciliation of estimated Adjusted EBITDA to GAAP net income is not provided because GAAP net income generated by the investment for the applicable periods is not accessible. In addition, interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the operations of the partnership with VTTI without unreasonable effort. Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional net income generated as a result of the acquisition of the 50 percent interest in the partnership with Vitol is not accessible or estimable at this time. The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be significant, such that the amount of additional net income would vary substantially from the amount of projected Adjusted EBITDA. © Copyright 2017 Buckeye Partners, L.P. 18 NON-GAAP FINANCIAL MEASURES

NON-GAAP RECONCILIATIONS
In millions, except ratios



	2012	2013	2014	2015	2016
Adjusted EBITDA from continuing operations [(1)(2)] ***:***					
Domestic Pipelines & Terminals	$422.7	$486.5	$532.1	$522.2	$568.4
Global Marine Terminals	128.6	149.7	239.6	323.9	427.2
Merchant Services	1.1	12.6	(8.1)	22.0	32.4
Natural Gas Storage	7.1	-	-	-	-
Adjusted EBITDA from continuing operations	$559.5	$648.8	$763.6	$868.1	$1,028.0
Reconciliation of Income from continuing operations to Adjusted EBITDA and Distributable Cash Flow [(1)] ***:***					
Income from continuing operations	$230.5	$351.6	$334.5	$438.4	$548.7
Less: Net income attributable to non-controlling interests	(4.1)	(4.2)	(1.9)	(0.3)	(13.1)
Income from continuing operations attributable to Buckeye Partners, L.P.	226.4	347.4	332.6	438.1	535.6
Add: Interest and debt expense	115.0	130.9	171.2	171.3	194.9
Income tax expense (benefit)	(0.7)	1.1	0.5	0.9	1.5
Depreciation and amortization	146.4	147.6	196.4	221.3	254.7
Deferred lease expense[(1)]	3.9	-	-	-	-
Non-cash unit-based compensation expense	19.5	21.0	21.0	29.3	33.3
Asset impairment expense	60.0	-	-	-	-
Acquisition and transition expense	-	11.8	13.0	3.1	8.2
Litigation contingency reserve	-	-	40.0	15.2	-
Hurricane-related costs[(3)]	-	-	-	-	16.8
Less: Amortization of unfavorable storage contracts	(11.0)	(11.0)	(11.1)	(11.1)	(6.0)
Gains on property damage recoveries	-	-	-	-	(5.7)
Gains on sale of ammonia pipeline	-	-	-	-	(5.3)
Adjusted EBITDA from continuing operations	$559.5	$648.8	$763.6	$868.1	$1,028.0
Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other	(111.5)	(122.4)	(156.7)	(154.5)	(178.0)
Income tax expense, excluding non-cash taxes	(1.1)	(0.7)	(0.7)	(1.6)	0.3
Maintenance capital expenditures	(54.4)	(71.5)	(79.4)	(99.6)	(123.6)
Distributable cash flow from continuing operations	$392.5	$454.2	$526.8	$612.4	$726.6
Distributions for coverage ratio[(4)]	$376.2	$456.5	$549.5	$603.2	$664.2
Coverage Ratio	**1.04x**	**0.99x**	**0.96x**	**1.02x**	**1.09x**
Reconciliation of Debt to Adjusted EBITDA Ratio:					
Line of credit	$206.2	$226.0	$166.0	$111.5	-
Long-term debt	2,727.1	3,075.2	3,368.6	3,732.8	4,217.7
Total debt	$2,933.3	$3,301.2	$3,534.6	$3,844.3	$4,217.7
Adjusted EBITDA from continuing operations	$559.5	$648.8	$763.6	$868.1	$1,028.0
Debt to Adjusted EBITDA Ratio	**5.24x**	**5.09x**	**4.63x**	**4.43x**	**4.10x**

(1) 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2012 Adjusted EBITDA amount includes the Natural Gas Storage business, which was previously reported as part of our continuing operations.

(2) Adjusted Segment EBITDA reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013 and December 2015.

(3) Represents costs incurred at our BBH facility as a result of Hurricane Matthew, which occurred in October 2016, consisting of $11.0 million of operating expenses and a $5.8 million write-off of damaged long-lived assets for the year ended December 31, 2016.

(4) Represents cash distributions declared for limited partner units outstanding as of each respective period. 2016 amount reflects actual cash distributions paid through Q3 2016 and estimated cash distributions for Q4 2016.

BUCKEYE PARTNERS, L.P.
© Copyright 2017 Buckeye Partners, L.P.
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